UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21479

Madison Harbor Balanced Strategies, Inc.

(Exact name of Registrant as specified in charter)

Madison Harbor Balanced Strategies, Inc.

The Seagram Building, 21st Floor

375 Park Avenue

New York, NY 10152

(Address of principal executive offices)

Madison Harbor Balanced Strategies, Inc.

Edward M. Casal, Chief Executive Officer

The Seagram Building, 21st Floor

375 Park Avenue

New York, NY 10152

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-380-5500

Date of fiscal year end: March 31, 2012

Date of reporting period: September 30, 2011

Item 1.	Reports to Shareholders.

Included herein pursuant to rule 30e-1 under the Investment Company Act of 1940.

Managed

Madison Harbor Balanced Strategies, Inc.

Access to Private Real Estate Opportunities

Private Equity Funds and the J-Curve	31

Management Team and Independent Directors	33

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the “Fund”).

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund’s shares are not traded on any securities exchange or any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund’s outstanding shares.

The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Letter to Shareholders

November 28, 2011

Dear Shareholders,

As the American Thanksgiving holiday comes to its end and the business rush towards year-end accelerates, the world looks to the US consumer (a bastion of global trade) as the great hope to counterbalance the on-going storm in Europe that is our great fear.

Black Friday, the day after the Thanksgiving holiday and the acid test for the profitability of all US retailers, appears to have produced healthy revenues, albeit due to early opening times and significant promotions by retailers. According to the National Retail Federation, consumers spent $52.4 billion during the four-day weekend, up from $45 billion last year. This 16% increase is a healthy start to the holiday sales season, which is expected to generate $873 billion in sales this year. 1 Clearly, the US consumer is feeling somewhat confident. While home pricing has not rebounded, the consumer still has sources of cheap credit, including home refinancing for those who still have equity. Economists speculate that consumers have grown weary of scrimping and are making personal purchases in addition to gifts due to retailers’ aggressive pricing. While the sales results were positive, we do not view them as a sign of imminent recovery.

The past couple of quarters have brought worrying signs that the global economic recovery is faltering. Growth in all major regions slowed markedly in the second quarter and subsequent indicators suggest little by way of rebound. Signs of weakness have been particularly prominent in the Euro-zone. The major deceleration in recent quarters has come in the Euro-zone’s core economies: Germany recorded growth of just 0.1% quarter on quarter while France saw no growth at all. In the US, growth also slowed in the first half of the year and, though activity appears to have recovered somewhat of late, it looks set to remain below trend. In Asia, growth has also eased, though to date the slowdown has not been dramatic. Broadly speaking, the deceleration has been greatest in the export-driven economies. Generally, domestic conditions in Asia remain more favorable than in the de-leveraging Western economies and, though downside risks are growing, we expect growth to continue across the region.

Recent months have also brought an intensification of the financial crisis in the Euro-zone, in part because of the signs of further economic weakness. In fact, financial and economic concerns are increasingly feeding upon each other and threatening a downward spiral in the Euro-zone and elsewhere. For instance, economic weakness was one of the reasons cited by ratings agencies when downgrading Spanish and Italian government bonds as weaker growth makes it more difficult for governments to meet fiscal targets and keep debt-to-GDP dynamics under control. Such downgrades in turn put pressure on the balance sheets of banks holding these bonds, which then has the potential to disrupt credit flow and economic activity. With concerns over fiscal sustainability at the heart of the

1	“Black Friday Breakdown,” Newsweek, November 19, 2011.

crisis in the Euro-zone, its governments have become increasingly active in trying to craft a comprehensive package of measures to prevent matters running out of control. This package involves three major components: the large write-down of Greek sovereign debt announced in October, bank re-capitalization efforts and the leveraging of the European Financial Stability Fund to underpin sovereign funding markets.

And in the US, while the consumer was spending more money on retail sales, the politicians failed to approve budgetary cuts on the deadline set for a “super-committee” which prolongs the debt crisis from this past summer and leaves significant uncertainty in the markets.

Our expectation for the global economy remains for sub-trend growth across most major regions, though downside risks to this outcome have risen of late. Monetary policy is likely to remain very loose but is unlikely to be enough to counteract ongoing debt de-leveraging in many developed economies and the widespread need for fiscal retrenchment. In Europe, the combination of austerity in the periphery and slowdown in the core is likely to mean a shallow recession for the Euro-zone overall. In the US, we expect recession to be avoided but growth to remain below trend. We expect no tightening from the Federal Reserve until the second half of 2013 at the earliest.

The Fund

What does this expectation of sub-trend growth mean for the Fund? The diversification of the portfolio into various strategies, such as housing for seniors and college students in line with demographic growth (as being pursued by the Harrison Street fund) as well as urban workforce housing and retail (as being pursued by the Urban American and Thor funds), was selected to provide resilience during tough times. Other strategies that have done well to date have involved structured investments (such as the Five Arrows and Legg Mason funds) where our investment was structurally senior to other equity. As previously noted, our exposure to the office sector has been sharply affected as the employment market remains weak and, in many cases, the managers relied on cheaper debt financing that matured too quickly resulting in portfolio recapitalizations that significantly reduce equity values and, in certain cases, asset liquidations.

It is our view that managers have finally accepted reality in performing valuations on their portfolio, and accordingly, this quarter’s reported net asset values have continued to drop while our internal valuation adjustments have been reduced as we believe that managers estimates are closer to actual values.

The Fund’s September 30, 2011, net asset value was $673.25 per share, which represents a total return of +0.30% for the quarter. Over the past 12 months, the Fund’s total return was -1.22%, which compares to a +16.1% return for the NCREIF index, with the index benefitting from the run up in values for well-leased, core assets, while the Fund’s portfolio is more diverse.2 The Fund’s annualized total return since inception is -5.02%, as adjusted for the reinvestment of distributions. The Fund’s current multiple (current NAV plus distributions paid since inception, divided by the offering price) is 0.73x.

The Fund continues to retain all distributions from the portfolio to maintain liquidity and ensure we can meet the remaining capital commitments to our underlying funds. The timing of future distributions and possible tender offers

[2]	National Council of Real Estate Investment Fiduciaries index of a pool of private real estate investment properties.

will be a function of when and how quickly the underlying funds begin to liquidate their investments and return cash to the Fund. For all of our funds, this process has been delayed by the effects of the global financial crisis, which led to slower deployment of capital, and extended investment programs and property holding periods, all of which have delayed realizations and distributions of cash back to the Fund.

Outlook

As stated in previous reports, we believe that any broad improvement in US commercial real estate values will be dependent on growth in employment and sustainable improvement in consumer sentiment. Accordingly, we do not expect a broad-based recovery in real estate in the near term. However, with our underlying funds focused on stabilizing their portfolios and continuing to make progress in addressing maturing debt, we believe that the Fund should be well positioned to benefit from a recovery in real estate values. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that we believe offer an attractive balance of risk and reward to assist our shareholders toward their long-term investing goals.

In the spirit of Thanksgiving, despite the difficult economic environment, we remain grateful and appreciative for all that we have. From the Fund’s perspective, we feel very fortunate to have an extremely active external Board of Directors that provides significant advice and guidance on behalf of the shareholders as well as an outstanding team of professionals that support us with legal, accounting and fund administration assistance. And we are grateful for our strong team of investors, asset managers and financial reporting professionals who ensure that you are well represented with each of the managers and that you receive timely information on your holdings. We value our relationship with you as our investment partners and we stand ready to respond to any questions you may have.

Sincerely,

Edward M. Casal	Russell H. Bates
Chairman and	Executive Vice President
Chief Executive Officer

Your Portfolio*

Through September 30, 2011, our underlying funds have drawn $37.6 million of the Fund’s $42.5 million in capital commitments, and have returned $6.3 million in distributions back to the Fund. These distributions include $2.5 million in recallable capital. Remaining capital commitments, including recallable distributions and net of released commitments, are $4.7 million. The Fund’s liquid capital of $4.8 million remains invested primarily in short-duration government sponsored agency mortgage-backed securities with the goal of capital preservation and moderate income production.

Consistent with the Fund’s standard practice, which is a function of the inherent quarterly lag in fund-of-funds reporting, this report is primarily based on valuations presented in our underlying funds’ Q2 2011 financial statements, which do not account for any Q3 2011 changes in value. In addition, US GAAP accounting rules require the Fund to adjust, when it deems necessary, each reported underlying fund valuation to our determination of fair market value. Through June 30, 2011, our cumulative $3.2 million downward adjustment to the net asset values reported by the underlying managers generally reflected our view that the ongoing weak economic conditions had eroded asset values beyond the levels recorded by our managers. This quarter our downward adjustment was reduced by $0.5 million, with the change due largely to the impact of lower interest rates on our valuation model.

The table below provides a snapshot of the status of each of the underlying fund investments, including a “Current Multiple” figure which is computed simply as the Current Valuation plus Distributions Received, divided by Called Capital. These multiples provide a quick look at where each fund now stands, and range from 0.0x for Legacy II to 1.3x for Five Arrows IV. The overall multiple for the portfolio is 0.7x.

*

All information contained within the Your Portfolio section of this report is based on a combination of most recently available data, which, in some cases, is not current quarter data, and Adviser best estimates.

Portfolio of Underlying Funds

At September 30, 2011 (in US$ millions)

Underlying Fund	Vintage Year	Committed Capital	Called Capital	Distributions Received	Current Valuation	Current Multiple		Remaining Commitment
Barrow Street III	2005	$4.4	$4.1	$0.4	$1.3	0.4	x	$0.3
Exeter	2007	5.0	4.8	0.5	4.1	1.0	x	0.4
Five Arrows IV	2004	2.0	2.1	0.9	1.8	1.3	x	—
Guardian	2004	1.5	1.4	0.5	1.1	1.1	x	0.2
Harrison Street I	2006	5.3	5.1	(0.0)	4.7	0.9	x	0.2
Keystone II	2005	2.5	2.5	0.5	—	0.2	x	—
Legacy Partners I	2005	2.0	2.0	0.2	1.1	0.6	x	—
Legacy Partners II	2006	2.8	2.8	—	0.0	0.0	x	—
Legg Mason II	2005	1.5	1.5	0.4	1.4	1.2	x	—
Parmenter III	2006	2.5	2.5	0.2	2.0	0.9	x	0.1
RREEF III	2003	1.5	1.5	0.1	0.4	0.4	x	—
Thor II	2007	5.0	2.9	1.4	0.6	0.7	x	3.5
Pearlmark II	2004	1.5	1.9	1.1	0.1	0.6	x	—
Urban American II	2007	5.0	5.0	0.0	4.4	0.9	x	—

Total		$42.5	$40.1	$6.3	$23.0	0.7	x	$4.7

The largest deterrent to further recovery in commercial real estate markets remains the lack of any significant growth in jobs. Until companies need more room for their workers, demand for office space will remain weak and serve to restrain any growth in rental rates. Within the Fund’s portfolio, the key risk remains refinance risk as funds with significant near term debt maturities continue to struggle to roll over existing loans or obtain new financing. This is consistent with the challenges facing the commercial real estate market as a whole, as banks and other lenders who extended credit in more buoyant times typically require maturing loans to be paid down to the point where the collateral property’s refinanced loan-to-value ratio (“LTV”) reaches a rate acceptable under current conditions. For property owners with limited liquidity, an inability to refinance their debt can lead to fire sales into weak markets or to foreclosure, and in our portfolio certain funds have allowed lenders to take back assets where the value of those properties was less than the balance owed and no agreement could be reached on a restructuring or extension of the debt. For funds whose properties are cross-collateralized or whose debt is guaranteed at the fund level, maturing debt may lead to recapitalization needs, which could have dilutive effects on the Fund should it be unable to offer its pro rata share of any recapitalization.

Legacy II and Keystone are two examples of funds that have struggled to refinance their portfolios. Legacy II is a West Coast office fund launched in 2006 that built its portfolio quickly and while the market was peaking in 2006 and 2007. Since then the manager has struggled to maintain and grow occupancy across the portfolio and to refinance its maturing debt. The fund was ultimately able to secure additional financing with a portfolio level recapitalization executed in June of this year, but at a cost of significant dilution to its existing investors, including the Fund. Keystone, a 2005 vintage fund investing in suburban office space with a value-add strategy, has suffered from weakening demand in its sector and faces both significant maturing debt, including a fund level credit facility, and an increased need for capital to fund leasing costs. Both of these funds are currently carried at zero on a fair value basis, and while we believe that both funds may ultimately return some capital to the Fund, it is too early to estimate returns with any certainty.

From an operating perspective, tenant retention and lease-up are the primary focus for our managers, with access to capital for leasing-related costs a key requirement. Demand for commercial real estate space remains soft in most markets, resulting in heightened competition to retain existing tenants and attract new ones. These conditions present an opportunity for corporate tenants to move to better located, higher quality space, which increases the challenges facing lesser buildings.

On a positive note, managers across the portfolio continue to seek opportunities to sell stabilized assets to take advantage of investor demand for well-located, well-leased properties and the rise in values for these core assets has boosted returns. The portfolio has also benefitted from stronger conditions in the multifamily sector which has experienced increased demand with homeownership rates falling.

Certain funds in the portfolio remain exposed to troubled property sectors, primarily land and for-sale housing, although the total portfolio exposure to these sectors is just 1% of total invested capital. Several underlying funds also face concentration risk as the bulk of projected distributions are highly concentrated in a few relatively large assets.

The following six funds are those we view as being at greater risk, and collectively represent $14.7 million, or 35%, of the Fund’s total commitments:

•

Barrow Street: This fund has suffered from exposure to a variety of troubled sectors including development, land, for-sale housing and hotels, and after having already written off seven investments representing 30% of invested capital, only two of the fund’s remaining eleven assets investments are currently carried above cost. The fund is also relatively highly concentrated with the top three remaining investments comprising 64% of the market value of the portfolio.

•

Keystone: As discussed above, this fund has not been fully successful in addressing its heavy debt-load and substantial current and near-term debt maturities. While the manager was able to complete a significant refinancing of a three-property pool of investments earlier in the year, it is struggling with a fund level debt facility and its efforts to raise cash through asset sales have not been successful.

•

Legacy I: This fund is underperforming on an operating basis, with portfolio occupancy at 73% and an overall LTV of 74% at June 30, 2011. The manager also continues to deal with maturing debt, as 47% of its debt either has or is scheduled to mature this year. The fund has reported progress in obtaining loan extensions and has also been able to raise capital through property sales, with one sale in Q1, another in Q2 and a third expected in Q3.

•	Legacy II: As discussed above, this fund had serious debt issues which forced a fund-level recapitalization which will materially dilute any prospective value of our interest in the fund. Similar to Legacy I, the fund is also underperforming operationally, with portfolio occupancy at 79% at the end of June.

•

RREEF: This fund was successful in restructuring its debt in early 2010 and did so without diluting existing investors. It has also completed a number of asset sales to strengthen its balance sheet, however the fund continues to face considerable challenges, with two large scale development projects, a 68% loan-to-value ratio and an occupancy rate of 77% for its stabilized assets.

•

Pearlmark: The risks for this mezzanine debt fund (formerly known as Transwestern) have eased as its two largest remaining loans were paid down in Q2 and Q3 2011. Repayments from the final three assets in the portfolio are less certain, but overall exposure is limited given the relatively small size of the remaining portfolio.

While the six funds above have struggled to overcome the effects of the global financial crisis and are expected to perform well below their original targets, several funds have performed well and we believe that the others remain on course for solid returns. Five Arrows, with just one of its six remaining investments operating below plan, has been the best performer to date on a multiple basis, at 1.3x, while Legg Mason II, another fund that features debt investments, is currently at a 1.2x multiple. Guardian is also being carried above par, at a 1.1x multiple, as its Washington, DC area office investments have proven relatively resilient. Three other funds, Harrison, Parmenter and Exeter, are being valued at an 0.9x multiple and we believe each has upside potential. These three each have different investment strategies - Harrison Street is a niche fund whose portfolio includes student housing, senior housing and storage, Parmenter is a southeast office fund, and Exeter is an industrial investor - but all invested and financed themselves cautiously and retain the potential to achieve solid returns. Urban American, at an 0.8x multiple, is early in its lifecycle with well over half of its portfolio invested in 2010-2011, and we believe that its relatively low risk urban workforce housing strategy remains on track. Thor, at on 0.7x multiple, has a number of 2008 vintage investments being carried below cost, but retains a high level of liquidity and we believe has the potential to perform well going forward.

During Q3 2011, $0.5 million or 1% of the Fund’s capital commitments were drawn down, primarily by Thor and Harrison, while the Fund received modest distributions of $0.1 million from property sales and operating income. Based on our conversations with managers, we expect that most of the $4.7 million in remaining commitments will eventually be called. Thor, with $3.5 million in undrawn capital, has the largest remaining undrawn amount, part of which will ultimately be used to pay down that fund’s subscription line financing facility. This facility was due to mature in August 2011, but its term was extended for two years. Exeter, with $0.4 million in undrawn capital, is working on closing one last transaction while the remaining four funds, Barrow, Harrison, Parmenter and Guardian, have a combined total of $0.8 million in undrawn capital between them, but can only call capital to support existing investments and pay fund level costs.

Overall we remain comfortable with the structure of the portfolio due to its diversification, both targeted and achieved, as detailed in the following charts. The actual diversification figures are based gross investments to date at cost basis, based on the most recent available data.

The Fund, with its exposure to refinancing risk, liquidity issues and troubled property sectors, has not been immune to the challenges facing the market and the broader economy. However, we continue to believe that the portfolio’s diversification as well as its defensive strategic composition will prove beneficial.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

September 30, 2011 (Unaudited)

Assets
Investments at fair value (cost $39,656,621)	$27,820,450
Cash and cash equivalents	78,014
Accrued interest receivable	7,101
Prepaid expenses and other assets	13,497

Total Assets	27,919,062

Liabilities
Accrued expenses and other liabilities	233,000
Management fees payable	82,826

Total Liabilities	315,826

Net Assets	$27,603,236

Net Assets
Components of net assets:
Common Stock (par value $0.0001, 300,000 shares authorized, 41,000 shares issued and outstanding) and Paid-in capital	$41,025,911
Distributions in excess of net investment income	(1,496,768)
Accumulated net realized loss on investments	(89,736)
Accumulated net unrealized depreciation on investments	(11,836,171)

Net Assets	$27,603,236

Net Asset Value Per Share	$673.25

See accompanying notes to consolidated financial statements.

Consolidated Schedule of Investments

September 30, 2011 (Unaudited)

Description	Commitment or Principal Amount	Unfunded Commitment	Value	% of Net Assets
Private Equity Real Estate Funds (“Underlying Funds”)(1)
Harrison Street Real Estate Partners I, LP	$5,277,700	$164,388	$4,673,705	16.93%
Urban American Real Estate Fund II, LP	5,000,000	—	4,357,177	15.79%
Exeter Industrial Value Fund, LP	5,000,000	350,000	4,066,105	14.73%
Parmenter Realty Fund III, LP	2,500,000	93,497	1,989,471	7.21%
Five Arrows Realty Securities IV, LP	2,000,000	—	1,822,057	6.60%
Legg Mason Real Estate Capital II, Inc	1,500,000	—	1,437,759	5.21%
Barrow Street Real Estate Investment Fund III, LP	4,400,000	342,275	1,256,356	4.55%
Guardian Realty Fund II, LLC	1,500,000	210,989	1,126,961	4.08%
Legacy Partners Realty Fund I, LLC	2,000,000	—	1,056,863	3.83%
Thor Urban Property Fund II, Inc	5,000,000	3,514,447	643,030	2.33%
RREEF America REIT III, Inc. (2)	1,500,000	—	445,625	1.61%
Pearlmark Mezzanine Realty Partners II, LLC	1,478,000	—	90,401	0.33%
Legacy Partners Realty Fund II, LLC	2,800,000	—	—	0.00%
Keystone Property Fund II, LP	2,500,000	—	—	0.00%

Total Private Equity Real Estate Funds (cost $34,869,864)	$42,455,700	$4,675,596	22,965,510	83.20%

Fixed Income Securities
FHLMC Series 3149, Class PC, Dated 05/01/06, 6.0%, Due 10/15/31	$178,927	—	180,655	0.66%
FHLMC Series 2727, Class PE, Dated 01/01/04, 4.5%, Due 07/15/32	99,000	—	108,118	0.39%
FHLMC Series 3145, Class KC, Dated 04/01/06, 5.0%, Due 07/15/30	50,000	—	52,054	0.19%
FHLMC Series 2597, Class AB, Dated 04/01/03, 5.0%, Due 03/15/32	44,130	—	45,274	0.16%
FHLMC Series 2671, Class EK, Dated 09/01/03, 5.5%, Due 09/15/33	33,760	—	37,484	0.14%
FHLMC Series 2495, Class LL, Dated 09/01/02, 5.5%, Due 09/15/32	32,000	—	34,649	0.13%
FHLMC Series 2558, Class DE, Dated 01/01/03, 5.5%, Due 09/15/32	25,000	—	27,315	0.10%
FHLMC Series 2378, Class BD, Dated 11/01/01, 5.5%, Due 11/15/31	25,191	—	26,915	0.10%
FHLMC Series 2931, Class DC, Dated 02/01/05, 4.0%, Due 06/15/18	25,000	—	26,044	0.09%
FHLMC Series 2778, Class BQ, Dated 04/01/04, 5.0%, Due 09/15/31	25,000	—	25,715	0.09%
FHLMC Series 2986, Class PE, Dated 06/01/05, 5.5%, Due 10/15/33	24,000	—	25,702	0.09%
FHLMC Series 2937, Class VC, Dated 02/01/05, 5.0%, Due 06/15/14	23,703	—	24,824	0.09%
FHLMC Series 2751, Class BD, Dated 02/01/04, 4.0%, Due 10/15/18	22,730	—	23,181	0.08%
FHLMC Series 2979, Class MC, Dated 05/01/05, 5.0%, Due 05/15/20	20,000	—	22,179	0.08%
FHLMC Series 2694, Class BA, Dated 10/01/03, 4.0%, Due 06/15/31	19,675	—	20,847	0.08%
FHLMC Series 2720, Class PC, Dated 12/01/03, 5.0%, Due 12/15/23	17,136	—	18,819	0.07%
FHLMC Series 2864, Class NA, Dated 09/01/04, 5.5%, Due 01/15/31	15,520	—	16,143	0.06%
FHLMC Series 2544, Class DK, Dated 12/01/02, 5.5%, Due 04/15/32	15,031	—	15,458	0.06%
FHLMC Series 2735, Class PG, Dated 01/01/04, 5.5%, Due 09/15/32	14,019	—	14,573	0.05%
FHLMC Series 2994, Class ND, Dated 06/01/05, 5.0%, Due 11/15/32	14,032	—	14,501	0.05%
FHLMC Series 2780, Class JA, Dated 04/01/04, 4.5%, Due 04/15/19	13,324	—	13,799	0.05%
FHLMC Series 2870, Class AE, Dated 10/01/04, 4.5%, Due 10/15/19	11,837	—	12,100	0.04%
FHLMC Series 2828, Class JK, Dated 07/01/04, 4.5%, Due 07/15/19	9,845	—	10,086	0.04%
FHLMC Series 3035, Class PA, Dated 09/01/05, 5.5%, Due 09/15/35	8,108	—	9,132	0.03%

Consolidated Schedule of Investments

September 30, 2011 (Unaudited)

Description	Commitment or Principal Amount	Unfunded Commitment	Value	% of Net Assets
Fixed Income Securities (continued)
FHLMC Series 1628, Class LZ, Dated 12/01/93, 6.5%, Due 12/15/23	$6,930	—	$7,864	0.03%
FHLMC Series 3209, Class TB, Dated 08/01/06, 5.0%, Due 06/15/31	6,259	—	6,291	0.02%
FHLMC Series 2687, Class MQ, Dated 10/01/03, 4.5%, Due 10/15/18	2,613	—	2,623	0.01%
FHLMC Series 2932, Class AP, Dated 02/01/05, 5.0%, Due 01/15/31	1,770	—	1,771	0.01%
FNMA Series 2003-66, Class MB, Dated 06/01/03, 3.5%, Due 05/25/23	177,743	—	185,829	0.67%
FNMA Series 2004-58, Class LJ, Dated 06/25/04, 5.0%, Due 07/25/34	130,838	—	133,319	0.48%
FNMA Series 2002-22, Class GO, Dated 03/01/02, 6.5%, Due 04/25/32	106,611	—	123,750	0.45%
FNMA Series 2003-43, Class PE, Dated 04/01/03, 5.5%, Due 05/25/33	86,391	—	96,183	0.35%
FNMA Series 2007-82, Class B, Dated 07/01/07, 5.0%, Due 11/25/33	86,055	—	90,997	0.33%
FNMA Series 1993-178, Class PK, Dated 09/01/93, 6.5%, Due 09/25/23	56,477	—	63,361	0.23%
FNMA Series 2003-17, Class HC, Dated 02/01/03, 5.0%, Due 03/25/18	54,000	—	58,614	0.21%
FNMA Series 2001-51, Class GH, Dated 09/01/01, 5.5%, Due 10/25/31	49,688	—	55,239	0.20%
FNMA Series 2007-32, Class KP, Dated 03/01/07, 5.5%, Due 04/25/37	48,218	—	53,685	0.20%
FNMA Series 2008-74, Class B, Dated 08/01/08, 5.5%, Due 09/25/38	47,289	—	52,568	0.19%
FNMA Series 2005-58, Class MA, Dated 06/01/05, 5.5%, Due 07/25/35	43,166	—	48,443	0.18%
FNMA Series 2007-77, Class TC, Dated 07/01/07, 5.5%, Due 09/25/34	45,000	—	48,283	0.17%
FNMA Series 2007-51, Class PA, Dated 05/01/07, 5.5%, Due 05/25/37	35,984	—	40,290	0.15%
FNMA Series 2003-33, Class PG, Dated 04/01/03, 5.5%, Due 05/25/33	35,000	—	39,725	0.14%
FNMA Series 2004-88, Class HA, Dated 11/01/04, 6.5%, Due 07/25/34	27,668	—	29,700	0.11%
FNMA Series 2003-22, Class KL, Dated 03/01/03, 5.5%, Due 09/25/32	27,060	—	29,136	0.11%
FNMA Series 2002-88, Class AL, Dated 11/01/02, 5.5%, Due 12/25/22	25,000	—	27,516	0.10%
FNMA Series 1998-66, Class B, Dated 11/01/98, 6.5%, Due 12/25/28	24,412	—	27,083	0.10%
FNMA Series 1990-118, Class G, Dated 09/01/90, 6.0%, Due 09/25/20	20,507	—	22,059	0.08%
FNMA Series 2003-37, Class QD, Dated 04/01/03, 5.0%, Due 05/25/32	20,375	—	21,348	0.08%
FNMA Series 2004-37, Class GC, Dated 05/01/04, 5.25%, Due 08/25/31	10,907	—	10,975	0.04%
FNMA Series 1990-108, Class G, Dated 09/01/90, 7.0%, Due 09/25/20	14,590	—	16,283	0.06%
FNMA Series 2003-46, Class DA, Dated 05/01/03, 5.0%, Due 04/25/32	13,930	—	14,608	0.05%
FNMA Series 2003-71, Class UA, Dated 07/01/03, 4.0%, Due 08/25/18	11,896	—	12,519	0.05%
FNMA Series 2004-91, Class A, Dated 11/01/04, 5.0%, Due 11/25/32	9,345	—	9,656	0.03%
FNMA Series 2003-33, Class AE, Dated 04/01/03, 4.5%, Due 03/25/33	2,847	—	3,029	0.01%
GNMA Series 2009-89, Class E, Dated 10/01/09, 3.0%, Due 10/16/39	326,831	—	339,933	1.23%
GNMA Series 2004-75, Class NG, Dated 09/01/04, 5.5%, Due 09/20/33	226,897	—	241,595	0.88%
GNMA Series 2009-34, Class DA, Dated 05/01/09, 4.5%, Due 03/20/34	140,566	—	148,346	0.54%
GNMA Series 2008-63, Class KH, Dated 07/01/08, 5.5%, Due 02/20/37	115,297	—	119,244	0.43%
GNMA Series 2008-87, Class BG, Dated 10/01/08, 5.5%, Due 04/20/36	87,934	—	88,214	0.32%
GNMA Series 2003-57, Class D, Dated 07/01/03, 5.0%, Due 04/20/33	72,000	—	81,315	0.29%
GNMA Series 2008-1, Class ET, Dated 01/01/08, 5.5%, Due 11/20/36	75,000	—	79,274	0.29%
GNMA Series 2006-1, Class LA, Dated 01/01/06, 5.0%, Due 06/20/35	66,042	—	71,635	0.26%
GNMA Series 2005-56, Class DB, Dated 07/01/05, 5.0%, Due 08/20/33	66,000	—	70,568	0.26%
GNMA Series 2008-34, Class PC, Dated 04/01/08, 4.0%, Due 09/20/37	62,453	—	65,902	0.24%

Consolidated Schedule of Investments

September 30, 2011 (Unaudited)

Description	Commitment or Principal Amount	Unfunded Commitment	Value	% of Net Assets
Fixed Income Securities (continued)
GNMA Series 2010-130, Class CB, Dated 10/01/10, 3.5%, Due 10/16/40	$64,521	—	$64,590	0.23%
GNMA Series 2009-34, Class WB, Dated 05/01/09, 4.0%, Due 09/20/33	60,000	—	64,571	0.23%
GNMA Series 2003-40, Class TA, Dated 05/01/03, 4.5%, Due 03/20/33	61,756	—	63,439	0.23%
GNMA Series 2005-60, Class HC, Dated 09/01/05, 5.0%, Due 05/20/32	55,000	—	57,778	0.21%
GNMA Series 2007-74, Class LB, Dated 11/01/07, 5.5%, Due 02/20/28	50,000	—	53,389	0.19%
GNMA Series 2005-13, Class BD, Dated 02/01/05, 5.0%, Due 02/20/34	45,000	—	50,577	0.18%
GNMA Series 2011-112, Class CE, Dated 08/01/11, 4.0%, Due 07/20/41	48,896	—	49,506	0.18%
GNMA Series 2007-49, Class CD, Dated 08/01/07, 5.5%, Due 11/20/32	45,000	—	47,708	0.17%
GNMA Series 2005-48, Class AH, Dated 06/01/05, 6.0%, Due 03/20/32	40,000	—	43,246	0.16%
GNMA Series 2005-26, Class BA, Dated 03/01/05, 5.5%, Due 03/20/32	34,473	—	37,163	0.13%
GNMA Series 2005-92, Class EC, Dated 12/01/05, 5.5%, Due 03/20/34	33,000	—	35,827	0.13%
GNMA Series 2004-47, Class QD, Dated 06/01/04, 5.0%, Due 08/16/33	32,982	—	34,857	0.13%
GNMA Series 2005-77, Class DL, Dated 10/01/05, 5.5%, Due 02/17/33	30,000	—	33,143	0.12%
GNMA Series 2008-56, Class DL, Dated 06/01/08, 5.5%, Due 09/20/37	28,000	—	30,213	0.11%
GNMA Series 2004-72, Class BA, Dated 09/01/04, 5.5%, Due 02/20/33	28,000	—	30,115	0.11%
GNMA Series 2008-65, Class PD, Dated 08/01/08, 5.75%, Due 09/20/37	25,000	—	27,787	0.10%
GNMA Series 2006-69, Class GE, Dated 12/01/06, 5.25%, Due 02/20/33	25,000	—	27,649	0.10%
GNMA Series 2004-42, Class LE, Dated 06/01/04, 5.5%, Due 07/20/33	24,907	—	26,636	0.10%
GNMA Series 2003-40, Class TD, Dated 05/01/03, 5.0%, Due 03/20/33	24,000	—	26,445	0.10%
GNMA Series 2003-7, Class VT, Dated 01/01/03, 6.0%, Due 12/20/22	25,225	—	25,443	0.09%
GNMA Series 2005-7, Class BA, Dated 02/01/05, 4.5%, Due 07/20/32	22,000	—	22,872	0.08%
GNMA Series 2002-70, Class BL, Dated 10/01/02, 5.5%, Due 07/20/32	20,000	—	22,102	0.08%
GNMA Series 2005-85, Class JN, Dated 11/01/05, 5.5%, Due 10/16/32	20,000	—	22,008	0.08%
GNMA Series 2007-61, Class VN, Dated 10/01/07, 5.0%, Due 02/20/28	20,000	—	21,909	0.08%
GNMA Series 2003-39, Class LM, Dated 05/01/03, 5.0%, Due 05/20/32	20,262	—	21,157	0.08%
GNMA Series 2004-42, Class AG, Dated 06/01/04, 6.0%, Due 03/20/32	18,385	—	19,839	0.07%
GNMA Series 2003-66, Class HC, Dated 08/01/03, 5.5%, Due 09/20/32	18,283	—	19,177	0.07%
GNMA Series 2003-62, Class KL, Dated 07/01/03, 4.25%, Due 06/20/33	17,504	—	19,059	0.07%
GNMA Series 2006-41, Class DB, Dated 08/01/06, 5.5%, Due 11/16/31	13,182	—	13,676	0.05%
GNMA Series 2003-46, Class TA, Dated 06/01/03, 5.5%, Due 03/20/33	9,036	—	9,183	0.03%
GNMA Series 1999-15, Class PC, Dated 05/01/99, 5.0%, Due 04/16/29	8,369	—	8,856	0.03%
GNMA Series 2003-18, Class KA, Dated 03/01/03, 5.0%, Due 07/20/31	261	—	262	0.00%
GNMA, Dated 10/01/08, 6.0%, Due 10/15/23	147,260	—	160,777	0.58%
GNMA, Dated 10/01/99, 7.0%, Due 10/15/14	13,236	—	14,083	0.05%
Western Asset Money Market Fund	205,558	—	205,558	0.74%

Total Fixed Income Securities (cost $4,786,757)	$4,568,653		4,854,940	17.59%

Total Investments at Fair Value (cost $39,656,621)			$27,820,450	100.79%

See accompanying notes to consolidated financial statements.

(1)	Investments in Underlying Funds are illiquid, exempt from registration under the Securities Act of 1933.
(2)	A redemption request has been submitted for the investment in RREEF America REIT III, Inc., however that fund has suspended redemptions for an indefinite peri

Consolidated Statement of Operations

For the Six Months ended September 30, 2011 (Unaudited)

Investment Income
Interest	$106,043
Underlying Funds	—

Total investment income	106,043

Expenses
Management fees	245,436
Professional fees	85,082
Administration fees	84,745
Board of Directors’ fees	20,750
Compliance	18,000
Printing	21,416
Insurance	22,587
Other expenses	8,151

Total operating expenses before reimbursement from Adviser	506,167
Reimbursement from Adviser	(90,100)

Net operating expenses	416,067

Net investment loss	(310,024)
Net realized loss on investments	(55,022)
Net change in unrealized net depreciation on investments	1,081,614

Net increase in net assets resulting from operations	$716,568

See accompanying notes to consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Six Months ended September 30, 2011	Year ended March 31, 2011
	(Unaudited)
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$(310,024)	$(413,759)
Net realized loss on investments	(55,022)	(177,987)
Net change in unrealized net depreciation on investments	1,081,614	1,476,874

Net increase in net assets resulting from operations	716,568	885,128

Net Assets, beginning of period	26,886,668	26,001,540

Net Assets, end of period	$27,603,236	$26,886,668

See accompanying notes to consolidated financial statements.

Consolidated Statement of Cash Flows

For the Six Months ended September 30, 2011 (Unaudited)

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$716,568
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized loss on investments	55,022
Net change in unrealized net depreciation on investments	(1,081,614)
Increase/decrease in operating assets and liabilities
Purchases of investments owned	(3,049,030)
Proceeds from disposition of investments owned	3,432,338
Accrued interest receivable	558
Prepaid expenses and other assets	19,087
Management fees payable	12,879
Accrued expenses and other liabilities	(56,600)

Net cash provided by operating activities	49,208

Net increase in cash and cash equivalents	49,208

Cash and cash equivalents at:
Beginning of period	28,806

End of period	$78,014

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

	Six Months ended September 30,	Years ended March 31,
	2011	2011	2010	2009	2008	2007
	(Unaudited)
Per share data (for a share outstanding throughout the period) [1]:
Net asset value, beginning of period	$655.77	$634.18	$811.63	$1,019.00	$1,012.27	$988.40
Net investment income (loss)	(7.56)	(10.09)	(5.57)	(5.52)	8.31	17.34
Net realized gain (loss) on investments	(1.34)	(4.34)	(2.16)	2.90	3.65	(1.05)
Net change in unrealized appreciation (depreciation) on investments	26.38	36.02	(169.72)	(202.75)	3.27	36.10

Total from operations	17.48	21.59	(177.45)	(205.37)	15.23	52.39

Distributions to shareholders from net investment income	—	—	—	—	(4.80)	(18.70)
Return of capital distributions to shareholders	—	—	—	(2.00)	(3.70)	(9.82)

Total distributions to shareholders	—	—	—	(2.00)	(8.50)	(28.52)

Net asset value, end of period	$673.25	$655.77	$634.18	$811.63	$1,019.00	$1,012.27

Total return[2]	2.67%	3.40%	(21.86)%	(20.15)%	1.51%	5.36%

Net assets, end of period	$27,603,236	$26,886,668	$26,001,540	$33,317,334	$41,865,728	$41,710,384

Ratios to average net assets[3]:
Expenses, including expense reimbursement	3.04%	2.95%	2.88%	2.87%	2.59%	2.46%
Expenses, excluding expense reimbursement	3.70%	3.71%	3.65%	3.62%	3.14%	2.88%
Net investment income (loss)	(2.27)%	(1.52)%	(0.77)%	(0.58)%	0.82%	1.74%
Portfolio turnover rate	24.65%	31.18%	58.14%	46.57%	53.83%	25.92%

See accompanying notes to consolidated financial statements.

[1]	Per share calculations are based on average shares outstanding during each period.
[2]

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Past performance is not a guarantee of future results.

[3]	Ratios do not include expenses of Underlying Fund investments. Ratios for partial years are annualized.

Notes to Consolidated Financial Statements

September 30, 2011 (Unaudited)

(1) Organization

Madison Harbor Balanced Strategies, Inc. (the “Fund”), is a Maryland corporation formed on December 16, 2003, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005, and held its final closing on December 31, 2006 (the “Final Closing”). The Fund has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. Pursuant to the investment advisory agreement, dated April 28, 2008, Aviva Investors North America, Inc. (“Aviva Investors”), an Iowa corporation, serves as the adviser of the Fund (the “Adviser”). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors (the “Board”) has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the “Underlying Funds”). The Fund’s investment period ended December 31, 2007 and the duration of the Fund, which was originally anticipated to be ten years from the Final Closing, is now anticipated to run through 2018.

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. (“MHBS-TRS”). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. The Fund may employ one or more taxable REIT subsidiaries through which to invest in Underlying Funds or other assets, the ownership of which might adversely affect the Fund’s qualification under the REIT rules if such assets were held directly. As of September 30, 2011, the Fund’s investment in Barrow Street Real Estate Investment Fund III and a portion of its investment in Harrison Street Real Estate Partners I, LP were made through MHBS-TRS.

(2) Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(b)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

(c)	Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and its wholly-owned subsidiary, MHBS-TRS. MHBS-TRS is 100% owned and controlled by the Fund. All material intercompany transactions and account balances have been eliminated in consolidation.

(d)	Valuation

FAIR VALUE MEASUREMENT – DEFINITION AND HIERARCHY

The Fund provides disclosures about investments that are measured and reported at fair value using a fair value hierarchy, which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Examples of assets utilizing Level 1 inputs are: most U.S. Government securities and money market securities.

•

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Examples of assets utilizing Level 2 inputs are: certain U.S. agency securities and collateralized mortgage obligations.

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Examples of assets utilizing Level 3 inputs are: private equity real estate funds.

The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or Level 2 to Level 3.

Money Market Securities. Money market securities are valued using quoted market prices. Valuation adjustments are not applied. Accordingly, the Fund’s investments in money market securities are categorized in Level 1 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities include collateralized mortgage obligations and are generally valued using quoted market prices or are benchmarked thereto. Accordingly, the Fund’s investments in U.S. agency securities are categorized in Level 2 of the fair value hierarchy.

Investments in Private Equity Real Estate Funds. The Fund’s investments in private equity real estate funds take the form of direct private investments in such entities. The transaction price is used as the best estimate of fair value at inception. Thereafter, valuation is based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable company transactions, performance multiples and changes in market outlook, among other factors. These nonpublic investments are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the fair value is unobservable.

Fair value is determined in good faith by the Board based upon relevant available information including the reported net asset value per share of the Underlying Funds, valuations provided by the boards or managers of the Underlying Funds, other reports or information deemed reliable by the Adviser regarding the Underlying Funds themselves or the markets in which they operate, and adjustments to the reported net asset value of the Underlying Funds, if any, as determined by the Board based on the other information obtained. The Fund’s net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair value as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

(e)	Income and Expense Recognition

Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.

The Fund is responsible for and pays all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser’s management fee, fees paid to the Fund’s administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors’ and officers’ insurance, travel expenses incurred on the Fund’s behalf, and organizational and offering costs of the Fund.

In the event that the expenses of the Fund in any particular fiscal year of operations, excluding the Adviser’s management fees, offering costs, taxes and extraordinary items, and any expenses from MHBS-TRS, exceed 1.00% of the Fund’s average month-end net asset value for the fiscal year (the “Expense Reimbursement Methodology”), the Adviser will reimburse the Fund for any such expenses incurred above that amount (the “Expense Reimbursement”). The Fund notes that its private placement memorandum stated that “in the event that [the Fund’s] total ongoing operating expenses in any particular fiscal year of operations, excluding management fees, exceed 1.00% of [the Fund’s] net asset value as determined at the end of that fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of [the Fund’s] net asset value,” (the “Stated Methodology”). In fact, the Stated Methodology was never employed, and the Expense Reimbursement Methodology has historically benefitted the Fund’s shareholders, compared with the amount that would have been reimbursed to the Fund under the Stated Methodology. The Fund believes that the Expense Reimbursement Methodology represents the industry standard for fee reimbursements of this nature. However, when the value of the net assets of the Fund is declining, as it has been in the current market environment, the Expense Reimbursement Methodology would be less beneficial to Fund shareholders than the Stated Methodology.

The total expenses of the Fund, excluding management fees, offering costs, taxes, expenses of the Fund’s taxable REIT subsidiary and extraordinary items, for the six months ended September 30, 2011, amounted to $227,080 and the Expense Reimbursement for such period amounted to $90,100.

(f)	Income Taxes

The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005 and thereafter and it is management’s intention to adhere to these requirements and maintain the Fund’s REIT status.

As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

For the tax year ended December 31, 2010, MHBS-TRS incurred a net operating loss (“NOL”) for federal income tax purposes of approximately $291,000 which is available for carry forward through 2030. The difference between the tax loss and the financial statement loss of MHBS-TRS of approximately $545,000 mainly relates to unrealized losses which are recognized for financial statement purposes but not for tax purposes. As of December 31, 2010, the cumulative NOL is approximately $1,700,000 which expires through 2030. For the tax years ended December 31, 2010, 2009, 2008, 2007 and 2006, MHBS-TRS has recorded a full valuation allowance against the deferred tax asset relating to the cumulative NOL to the extent that the cumulative NOL exceeds the unrealized gains on investments, if any.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (2008 and later) and has concluded that as of September 30, 2011, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Interest and penalties on uncertain tax positions, should any be taken, will be classified as interest and other expense, respectively.

(g)	Distributions to Shareholders

Distributions to shareholders are recorded on the declaration date.

(h)	Cash and Cash Equivalents

The Fund considers cash in banks, obligations of the U.S. Government, commercial paper and deposits with financial institutions with maturities of three months or less when acquired and that can be liquidated without prior notice or penalty, to be cash and cash equivalents.

The Fund currently maintains its cash balances with SEI Private Trust Company. The Fund has not experienced any losses on such accounts and does not believe it is exposed to any significant risk on cash and cash equivalents. From time to time, the Fund may, during the course of operations, maintain cash balances with financial institutions in excess of federally insured limits.

(i)	Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”), Improving Disclosures about Fair Value Measurements, which, among other things, amends Accounting Standards Codification Topic ASC 820 (“ASC 820”), Fair Value, to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years). The adoption of this statement did not, and is not expected to, have a material impact on the Fund’s financial statements.

(3) Capital Share Transactions

As of September 30, 2011, 300,000 shares of $0.0001 par value common stock were authorized.

Shares of the Fund’s common stock were initially sold at a price of $1,000 per share. The Fund’s shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Final Closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value, and will at no time exceed more than 5% of the Fund’s outstanding shares. The Fund did not make a tender offer during the six months ended September 30, 2011 or the year ended March 31, 2011.

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund’s shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.325% and 0.650% of net asset value annually.

As of September 30, 2011, affiliates of the Adviser owned approximately 0.1% of the shares of the Fund.

(4) Investments

As of September 30, 2011, the Fund had committed an aggregate of $42,455,700 to 14 Underlying Funds. With the exception of one Underlying Fund, redemptions are not permitted and liquidity is available only to the extent that the Underlying Funds make distributions. Underlying Fund RREEF America III REIT, Inc. does permit redemptions but has indefinitely suspended redemptions. As of September 30, 2011, the unfunded commitment to Underlying Funds was $4,675,596.

Cost of investments in, and distributions received from, Underlying Funds, for the six months ended September 30, 2011, were $1,092,887 and $1,443,841, respectively. Distributions received from Underlying Funds included recallable return of capital of $668,499 and non-recallable return of capital of $746,300. The cost of purchases and the proceeds from sales and repayments of fixed-income securities were $2,996,606 and $3,040,005, respectively, for the six months ended September 30, 2011. At September 30, 2011, the original cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2011, net unrealized appreciation (depreciation) on investments in Underlying Funds was ($11,904,354) (gross unrealized appreciation of $437,573 and gross unrealized depreciation of ($12,341,927) and net unrealized appreciation (depreciation) on fixed-income securities was $68,183 (gross unrealized appreciation of $89,016 and gross unrealized depreciation of ($20,833).

FAIR VALUE MEASUREMENTS

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy. See Note 2 for a discussion of the Fund’s policies regarding this hierarchy.

The following fair value hierarchy tables present information about the Fund’s assets measured at fair value on a recurring basis as of September 30, 2011:

Assets Measured at Fair Value on a Recurring Basis as of September 30, 2011

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Other Unobservable Inputs	Balance as of September 30, 2011
	(Level 1)	(Level 2)	(Level 3)
Fixed Income Securities:
Money Market Fund	$205,558	$—	$—	$205,558
U.S. Agency Securities	—	4,649,382	—	4,649,382
Private Equity Real Estate Funds	—	—	22,965,510	22,965,510

Total	$205,558	$4,649,382	$22,965,510	$27,820,450

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis for the Six Months ended September 30, 2011

	Beginning Balance	Realized Gains (Losses)[1]	Unrealized Gains (Losses)[1]	Total Realized and Unrealized Gains (Losses)[1]	Purchase, Sales, Other Settlements and Issuances, Net	Ending Balance
Private Equity Real Estate Funds	$22,273,370	$—	$1,032,048	$1,032,048	$(339,908)	$22,965,510

[1]

Realized and unrealized gains(losses) are included in net realized gains(losses) on investments and net changes in unrealized appreciation(depreciation) on investments in the consolidated statement of operations.

The total change in unrealized appreciation (depreciation) included in the statement of operations attributed to Level 3 investments still held at September 30, 2011, is $1,032,048.

During the six months ended September 30, 2011, there were no transfers between Level 1 and Level 2 assets and liabilities and no significant changes to the Fund’s fair valuation methodologies.

(5) Investment Advisory Fees

Pursuant to the investment advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, in advance, a management fee at an annualized rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments, and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the “Managed Account”). Annualized gross management fees for the six months ended September 30, 2011, were equal to 1.80%, of the Fund’s average net assets, and the effective management fee rate, net of the Expense Reimbursement, was an annualized 1.14%. For the year ended March 31, 2011, gross management fees were 1.70% of the Fund’s average net assets, and the effective management fee rate, net of the Expense Reimbursement, was 0.94%

(6) Administration Agreement

SEI Investments Global Funds Services (the “Administrator”) provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the six months ended September 30, 2011, the Fund incurred Administration fees of $84,745, which equates to the minimum fee.

(7) Distributions to Shareholders

For the six months ended September 30, 2011 and the year ended March 31, 2011, the Fund had no distributable earnings and declared no distributions, and at the end of each of these periods the Fund had no undistributed ordinary income.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. The primary reasons that differences may exist between the Fund’s tax-basis versus GAAP-basis net investment income are: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes; and (3) differing tax and GAAP year ends (December 31, and March 31, respectively). These differences are temporary in nature.

(8) Subsequent Events

Subsequent to September 30, 2011, the following capital calls were funded and distributions received:

Underlying Fund	Transaction	Amount	Date
Urban American Real Estate Fund II, L.P.	Distribution	$16,477	November 4, 2011
Five Arrows Realty Securities IV, L.P.	Distribution	21,915	November 8, 2011
Five Arrows Realty Securities IV, L.P.	Distribution	170,533	November 8, 2011
Thor Urban Property Fund II, Inc.	Capital Call	(222,833)	November 8, 2011
Thor Urban Property Fund II, Inc.	Capital Call	(259,972)	November 8, 2011
Five Arrows Realty Securities IV, L.P.	Distribution	67,424	November 10, 2011

Investment Advisory Agreement

Aviva Investors North America, Inc. (“Aviva Investors” or the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “1940 Act”), serves, subject to the overall supervision of the Fund’s Board of Directors (the “Board”), as the Fund’s investment adviser pursuant to an investment advisory agreement by and between the Adviser and the Fund, dated April 28, 2008 (the “Investment Advisory Agreement”). At an October 26, 2011, meeting of the Board, the Board, including a majority of the directors who are not “interested persons” of the Fund as defined under the 1940 Act (the “Disinterested Directors”) voting in person, voted to approve the renewal of the Investment Advisory Agreement for an additional year.

In connection with this renewal, and in accordance with the requirements of the 1940 Act, the Board reviewed materials furnished by Aviva Investors, including information regarding its affiliates and its personnel, operations and financial condition. The Board likewise considered, among other things, the following material factors during their review of the renewal of the Investment Advisory Agreement:

•	the nature, extent and quality of the services to be provided to the Fund by the Adviser;

•	the investment performance of the Fund and Adviser;

•	the cost of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund;

•	comparative data with respect to advisory fees or similar expenses paid by other funds with similar investment objectives;

•	the Fund’s projected operating expenses and expense ratio compared to funds with similar investment objectives;

•	any existing and potential sources of indirect income to the Adviser and its affiliates from their relationships with the Fund and the profitability of those relationships;

•	information about the services performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of the Adviser and its affiliates;

•

the Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to the Adviser, and

•	possible alternative fees structures or bases for determining fees.

In connection with the Board’s consideration of the renewal of the Investment Advisory Agreement, the Disinterested Directors considered the comparative fees and expenses and concluded that the fees to be charged by Aviva Investors were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Board, including a majority of the Disinterested Directors, based on the information reviewed and the discussions, concluded that renewal of the Investment Advisory Agreement was in the best interests of the Fund’s shareholders. Based upon the wide variety of information considered by the Board in evaluating the Investment Advisory Agreement, the Board did not find it practicable to, and did not attempt to, quantify, rank or otherwise assign relative weight to the factors they considered. In addition, different members of the Board may have given different weight to different factors.

Manager Highlights

We have committed to invest in fourteen Underlying Funds with leading investment managers.

	Target Fund Size	Strategy		Investment Type
	($ millions)	Value Added	Opportunistic	Equity	Debt
Barrow Street Real Estate Investment Fund III – Focuses on middle-market ($5 to $25 million of equity or mezzanine debt) opportunities that typically are too small for larger opportunity funds and yet too big for local operators. Barrow Street pursues strategies that include: unique commercial and residential development opportunities; redevelopment and distressed investments; cyclical repositioning and leasing of existing commercial properties.	$372	¡	—	—	¡

Exeter Industrial Value Fund – A value-add fund focusing on industrial and flex properties in the Eastern U.S. The fund will implement a lease-up, development or redevelopment strategy in alternative markets to overheated primary markets, such as the Northeast I-81 corridor over the congested I-95 corridor; affordable Southeast (Nashville, Memphis, Louisville, Tampa and Orlando) market over Chicago, Indianapolis, Dallas, Atlanta or Miami; and the growing eastern port markets (Charleston, Norfolk, Jacksonville and Savannah) benefiting from the overspill from the west coast ports.	$357	—	¡	—	¡

Five Arrows Realty Securities IV – Makes entity level investments in operating company platforms that utilize value-added strategies. The fund provides real estate operating companies with growth capital, financing expertise and hands-on management experience in order to increase the value of the underlying company.	$445	—	—	—	—

Guardian Realty Fund II – Acquires Class B/B+ commercial office buildings within the Washington D.C. metropolitan area. The fund targets assets with high potential for value enhancement through repositioning, re-tenanting, refurbishing and intensive hands-on asset management. Target assets are in highly desirable locations and at least 80% leased to high quality tenants with below market rents.	$114	—	—	—	¡

Harrison Street Real Estate Partners I – An opportunistic allocator fund investing in student housing, senior housing, medical office buildings, self-storage and parking. The fund will create exclusive joint ventures with local operating partners, streamlining deal flow and providing flexible capital and capital market expertise. Harrison Street has a team with experience investing in these niche sectors as well as the ability to thoroughly screen best-in-class partners, structure exclusive joint venture partnerships and provide capital market expertise	$209	—	—	—	¡

to the partners.

Keystone Property Fund II – Acquires underperforming Class C/D properties at significant market discounts and transforms them through extensive redevelopment into Class B+/A office buildings. The renovations are typically done while tenants are still in place in order to maintain positive current cash flow.	$150	—	—	—	¡

Legacy Partners Realty Fund I – Invests in office properties in western markets, primarily Southern California, the San Francisco Bay area, Denver and Seattle, seeking to acquire properties which have suffered from lack of demand due to the decline in technology investment or which are in need of substantial renovation. The management team at Legacy is the former west coast unit of the Lincoln Property Company.	$331	—	¡	—	¡
Manager Highlights

	Target Fund Size	Strategy		Investment Type
	($ millions)	Value Added	Opportunistic	Equity	Debt
Legacy Partners Realty Fund II – This is the second in a series of office property funds sponsored by Legacy. The strategy for fund II is equivalent to fund I, as described above.	$457	—	—	—	¡

Legg Mason Real Estate Capital II – Makes short-term loans to real estate operators that seek significant improvements to their properties’ performance as a result of capital improvements, re-leasing, improved management and re- positioning. This is the fourth real estate debt fund managed by this team. This fund targets the West, Southwest, Southeast and Mid-Atlantic markets.	$400	—	¡	¡	—

Parmenter Realty Fund III – A Miami-based real estate investment company with a history of successful value-add investing in office buildings across the southeast and southwestern regions of the U.S. The Manager makes research driven acquisitions in the office sector and selective acquisitions in the condo/multifamily sector.	$246	—	¡	—	¡

RREEF America REIT III – An open-ended fund that makes equity investments in value added real estate ventures nationwide. The fund’ s activities include direct acquisitions, physical improvements, market re-positionings, active management and sales of well-located apartment, industrial, retail and office properties in major metropolitan markets. The fund also invests in new speculative development projects.	$1,500	—	¡	—	¡

Thor Urban Property Fund II – A value-added and opportunistic operator fund focused on investing in retail and mixed-use assets in urban inner city markets throughout the U.S. including Chicago, Philadelphia, Baltimore, Washington D.C., Los Angeles, Houston, Atlanta, South Florida and Puerto Rico, with an emphasis in New York City. Thor possesses a unique combination of significant experience in urban retail markets as both an investor and operator, and as a retailer. Thor’s investment strategy is built upon a combination of inner city supply and demand imbalance, compelling demographic growth trends and Thor’s knowledge of the intricacies of the urban retail environment. Thor will acquire existing assets to implement rehabilitation and repositioning strategies, and development and redevelopment retail and mixed-use

	$675	—	—	—	¡

properties in urban locations.

Pearlmark Mezzanine Realty Partners II – Utilizes the network of Pearlmark to source and analyze subordinated loans to borrowers who pursue stabilized and value added investments in real estate on a nationwide basis. (Formerly known as Transwestern.)	$300	—	¡	¡	—

Urban American Real Estate Fund II – Urban American focuses on workforce housing in urban neighborhoods primarily across the New York City metropolitan area. Their strategy is built upon the direct relationship between capital expenditures and permissible rental increases in rent regulated apartments, where increases in rents can be achieved through investment in unit and common area upgrades. Urban American is able to identify single asset and portfolio investments by understanding the required capital improvement and maintenance for each property and by leveraging its strong reputation in local communities for improving the quality of available housing.

	$375	—	¡	—	¡

Primary Strategies Implemented by Underlying Funds

	Barrow III	Exeter Industrial	Five Arrows IV	Guardian II	Harrison Street	Keystone II	Legacy I	Legacy II	Legg Mason II	Parmenter III	RREEF III	Thor Urban II	Pearlmark II	Urban American II
Investment Strategy
Core Plus				✓
Value-Add	✓	✓	✓	✓		✓	✓	✓		✓	✓	✓		✓
Opportunistic	✓				✓	✓						✓
Mezzanine								✓					✓
Footprint
Regional		✓		✓		✓	✓	✓		✓				✓
National	✓		✓		✓				✓		✓	✓	✓
Property Types
Office	✓		✓	✓		✓	✓	✓	✓	✓	✓		✓
Retail			✓								✓	✓	✓
Multi-Family	✓								✓		✓		✓	✓
Industrial		✓	✓			✓		✓	✓		✓
Hotel/Resort	✓		✓						✓				✓
Research & Development							✓	✓
Land											✓
Specialty			✓		✓				✓		✓
Contribution to Value
Operator / Active Management		✓		✓		✓	✓	✓		✓	✓	✓		✓
Allocator of Capital	✓		✓		✓						✓
Lender									✓				✓
Aggressive Leasing		✓		✓	✓	✓	✓	✓		✓	✓	✓		✓
Minor Cosmetic Upgrades		✓		✓	✓	✓	✓	✓		✓	✓	✓		✓
Redevelopment	✓	✓			✓	✓	✓	✓		✓	✓	✓
Development	✓	✓			✓			✓				✓
Operating Company Investing			✓
For-Sale Strategies	✓												✓
External Opportunity Drivers
Industry Consolidation				✓			✓	✓
Market Timing		✓					✓	✓		✓		✓
Replacement Costs	✓	✓		✓	✓	✓	✓	✓		✓	✓	✓		✓
Inadequate Capitalization	✓	✓	✓		✓				✓			✓	✓	✓
Asset Level Distress	✓	✓				✓	✓	✓		✓	✓	✓		✓
Market Level Distress							✓	✓			✓

Private Equity Funds and the J-Curve

The private equity Underlying Funds in which we invest will likely experience operating losses in the early years of their operations– as they call capital from investors and begin to build their respective portfolios. Therefore, until they fully execute their strategies, it may take several years for the Underlying Funds to appreciate (or depreciate) in value. As such, our proportionate allocated share of these operating losses will likely result in a decline in the recorded values of our Underlying Fund investments in the early years of the Fund’s life. This phenomenon, known as the “J-Curve”, is typical of private equity investing.

In making our investments in Underlying Funds, we have made the judgment that, as the Underlying Funds fulfill their investment programs, gains will be realized in the later years of their operations that will more than offset the earlier operating losses, thus resulting in long-term positive annualized total returns. However, there can be no assurance that such judgments will prove correct and, more generally, there can be no assurance regarding the future performance of any investment in an Underlying Fund.

In the hypothetical illustration below, please observe that the return for a typical Underlying Fund, and by extension the effect on our Fund, is negative in the early years but projected to “turn the corner” and reach positive levels in later years. It is important to note that investing in private equity is a long term pursuit. Again, although future performance is never guaranteed, we strongly believe that investors with patience will ultimately be rewarded.

J-Curve Phenomenon –Hypothetical Illustration

Management Team and Independent Directors1

Senior Management Team

Edward M. Casal, 54, President, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Fund. Mr. Casal is also the Chief Investment Officer and Chairman of the Global Real Estate Multi-Manager Group of Aviva Investors. Mr. Casal has over 26 years of broad experience in real estate and corporate finance at Madison Harbor Capital, UBS, Dillon, Read & Co. and Goldman, Sachs & Co. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions. Mr. Casal is a Director of Parkway Properties, Inc.

Russell H. Bates, 44, Executive Vice President. Mr. Bates also serves as Portfolio Manager and on the Global Investment Committee of the Global Real Estate Multi-Manager Group of Aviva Investors. Mr. Bates has over 15 years of experience in business and law, most recently with Madison Harbor Capital, and as a real estate investment banker at UBS and Friedman Billings Ramsey, and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the State Bar of Maryland.

Independent Directors of the Fund

Cydney C. Donnell, 51, is an Executive Professor in Finance at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell is a Board member of American Campus Communities Inc., Pebblebrook Hotel Trust, and the Employees Retirement System of Texas. Ms. Donnell serves on the Valuation, Audit and Nominating & Compensation Committees of the Fund.

Stanley R. Perla, CPA, 68, is the Managing Partner at Cornerstone Accounting Group LLP. He was previously Vice President and Director of Internal Audit at Vornado Realty Trust, and a real estate audit partner with Ernst & Young, where he served as National Director of Real Estate Accounting as well as on Ernst & Young’s National Accounting and Audit Committee. Mr. Perla is a Director and Chair of the Audit Committee at American Mortgage Acceptance Company. Mr.

[1]

All directors of the Fund have served since the Fund’s inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than noted above. Additional information regarding the directors and officers of the Fund may be found in the Fund’s most recently filed Form N-CSR, which is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Perla is Chair of the Fund’s Audit Committee and also serves on the Valuation and Nominating & Compensation Committees.

Leland R. Speed, 79, serves as a Director of two New York Stock Exchange listed real estate investment trusts: Parkway Properties, Inc. and EastGroup Properties, Inc., where he is also Chairman of the Board of Directors. He also serves as the Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Fund’s Audit and Nominating & Compensation Committees.

Madison Harbor Balanced Strategies, Inc.

The Seagram Building

375 Park Avenue, 21st Floor

New York, NY 10152

For more information,

please call 212.380.5500

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission’s website at http://www.sec.gov. However, since the Fund’s strategy consists of investing in real estate private equity funds (“Underlying Funds”), for which voting rights will be limited, the Fund will likely have few opportunities, if any, to vote proxies.

Item 2.	Code of Ethics.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 3.	Audit Committee Financial Expert.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 4.	Principal Accountant Fees and Services.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 5.	Audit Committee of Listed Registrants.

Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There was no change in Portfolio Managers during the period.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable. Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (17 CFR 240.10b-18(a)(3)), purchased any shares or any other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934 (15 U.S.C. 781).

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Harbor Balanced Strategies, Inc.

By	/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer

Date: December 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer

Date: December 9, 2011

By	/s/ Michael Fortier
Michael Fortier
Chief Financial Officer

Date: December 9, 2011